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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement of UnionBancorp, Inc. on Form S-8 of our report dated January 23, 2004 on the consolidated financial statements of UnionBancorp, Inc. appearing in the 2003 Form 10-K of UnionBancorp, Inc.

                                                   Crowe Chizek and Company LLC

Oak Brook, Illinois
September 28, 2004